CONTINGENCIES	12 Months Ended
Dec. 28, 2013
CONTINGENCIES
CONTINGENCIES

NOTE 8. CONTINGENCIES

Legal Proceedings

        We are involved in various lawsuits, claims, inquiries, and other regulatory and compliance matters, most of which are routine to the nature of our business. We have accrued liabilities for matters where it is probable that a loss will be incurred and the amount of loss can be reasonably estimated. Because of the uncertainties associated with claims resolution and litigation, future expenses to resolve these matters could be higher than the liabilities we have accrued; however, we are unable to reasonably estimate a range of potential expenses. If information becomes available that allows us to reasonably estimate the range of potential expenses in an amount higher or lower than what we have accrued, we adjust our accrued liabilities accordingly. Additional lawsuits, claims, inquiries, and other regulatory and compliance matters could arise in the future. The range of expenses for resolving any future matters will be assessed as they arise; until then, a range of potential expenses for such resolution cannot be determined. Based upon current information, we believe that the impact of the resolution of these matters would not be, individually or in the aggregate, material to our financial position, results of operations or cash flows.

Environmental

        As of December 28, 2013, we have been designated by the U.S. Environmental Protection Agency ("EPA") and/or other responsible state agencies as a potentially responsible party ("PRP") at ten waste disposal or waste recycling sites, which are the subject of separate investigations or proceedings concerning alleged soil and/or groundwater contamination and for which no settlement of our liability has been agreed. We are participating with other PRPs at these sites, and anticipate that our share of remediation costs will be determined pursuant to agreements entered into in the normal course of negotiations with the EPA or other governmental authorities.

        We have accrued liabilities for sites where it is probable that a loss will be incurred and the cost or amount of loss can be reasonably estimated. These estimates could change as a result of changes in planned remedial actions, remediation technologies, site conditions, and the estimated time to complete remediation, environmental laws and regulations, and other factors. Because of the uncertainties associated with environmental assessment and remediation activities, future expenses to remediate these sites could be higher than the liabilities we have accrued; however, we are unable to reasonably estimate a range of potential expenses. If information becomes available that allows us to reasonably estimate the range of potential expenses in an amount higher or lower than what we have accrued, we adjust our environmental liabilities accordingly. In addition, we may be identified as a PRP at additional sites in the future. The range of expenses for remediation of any future-identified sites will be addressed as they arise; until then, a range of expenses for such remediation cannot be determined.

        The activity in 2013 and 2012 related to environmental liabilities was as follows:

(In millions)	2013	2012

Balance at beginning of year	$32.5	$40.6
Charges (reversals), net	4.6	(3.1)
Payments	(7.5)	(5.0)

Balance at end of year	$29.6	$32.5

        As of December 28, 2013, approximately $10 million of the balance was classified as short-term and was included in "Other Accrued Liabilities" in the Consolidated Balance Sheets.

Guarantees

        We participate in receivable financing programs with several financial institutions whereby advances may be requested from these financial institutions. We guarantee the collection of the related receivables. At December 28, 2013, the outstanding amount guaranteed was approximately $6 million.

        Unused letters of credit (primarily standby) outstanding with various financial institutions were approximately $89 million at December 28, 2013.